New York Mortgage Trust, Inc. Announces Corporate Rebrand to Adamas Trust, Inc.

NEW YORK, September 2, 2025 (GLOBE NEWSWIRE) - New York Mortgage Trust, Inc. (Nasdaq: NYMT) (the “Company,” “we” or “our”) today announced that the Company will change its name, effective as of 12:01 a.m., Eastern Time, on September 3, 2025, to “Adamas Trust, Inc.” Beginning that day, the Company’s common stock will trade on Nasdaq under the new ticker symbol “ADAM.”

Adamas, meaning “firm,” “unbreakable,” and “lasting,” reflects the Company’s focus on leading in strength, resilience, and long-term vision. The Company’s rebrand marks the next step in the Company’s evolution into a multi-dimensional investment and operating platform, unbound by geography, and we believe aligned with its mission and long-term strategy to generate durable earnings and long-term stockholder value.

“Rebranding to Adamas Trust, Inc. represents more than a name change, it is a statement of who we are and where we are headed,” said Jason Serrano, CEO. “We believe our new name and its meaning exemplify our unwavering core principles.”

Over the past year, the Company has expanded its interest income by 55% through a portfolio realignment focused on Agency RMBS and recently completed the acquisition of Constructive Loans, LLC, a leading originator in business purpose loans for residential real estate investors. With a management team that holds a 20+ year track record across market cycles, the Company believes it is well-positioned to continue generating attractive, risk-adjusted returns and expand its investment management capabilities.

In connection with the name change, effective on September 3, 2025, the Company’s trading symbols on Nasdaq will change from “NYMT” to “ADAM” for the Company’s common stock, from “NYMTN” to “ADAMN” for the Company’s 8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, from “NYMTM” to “ADAMM” for the Company’s 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, from “NYMTL” to “ADAML” for the Company’s 6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, from “NYMTZ” to “ADAMZ” for the Company’s 7.000% Series G Cumulative Redeemable Preferred Stock, from “NYMTI” to “ADAMI” for the Company’s 9.125% Senior Notes due 2029, from “NYMTG” to “ADAMG” for the Company’s 9.125% Senior Notes due 2030, and from “NYMTH” to “ADAMH” for the Company’s 9.875% Senior Notes due 2030.

The Company’s rebrand will not affect the Company’s business operations, stockholder rights, or qualification as a REIT for U.S. federal income tax purposes. The Company’s outstanding securities will remain valid, and no action is required by securityholders as a result of the name or ticker changes.

In connection with the rebrand, the Company has posted a presentation which can be accessed in the Events and Presentations section of the Company's website. The Company’s new corporate website, www.AdamasREIT.com will go live on Wednesday, September 3, 2025.

About New York Mortgage Trust, Inc.

New York Mortgage Trust, Inc. (Nasdaq: NYMT) is an internally managed real estate investment trust focused on strategically deploying capital across complementary businesses to generate durable earnings and long-term value for stockholders. Built on a foundation of strength, integrity, and resilience, NYMT combines disciplined portfolio management with an operating platform designed to capture opportunities across real estate and capital markets.

For more information, please visit www.nymtrust.com.

Forward-Looking Statements

When used in this press release, in future filings with the Securities and Exchange Commission (the “SEC”) or in other written or oral communications, statements which are not historical in nature, including those containing words such as “will,” “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “could,” “would,” “should,” “may” or similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, as such, may involve known and unknown risks, uncertainties and assumptions. Statements regarding the following subject, among others, may be forward-looking: the timing of and the Company’s ability to consummate its rebrand to Adamas Trust, Inc., positioning and/or ability of the Company to generate attractive returns or expand the Company’s investment management capabilities and the effects of the name change on the Company’s operations, stockholder rights, or REIT status.

Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results and outcomes could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation: changes in the Company’s business and investment strategy; inflation and changes in interest rates and the fair market value of the Company’s assets, including negative changes resulting in margin calls relating to the financing of the Company’s assets; changes in credit spreads; changes in the long-term credit ratings of the U.S., Fannie Mae, Freddie Mac, and Ginnie Mae; general volatility of the markets in which the Company invests; changes in prepayment rates on the loans the Company owns or that underlie the Company’s investment securities; increased rates of default, delinquency or vacancy and/or decreased recovery rates on or at the Company’s assets; the Company’s ability to identify and acquire targeted assets, including assets in its investment pipeline; the Company's ability to dispose of assets from time to time on terms favorable to it; changes in relationships with the Company’s financing counterparties and the Company’s ability to borrow to finance its assets and the terms thereof; changes in the Company's relationships with and/or the performance of its operating partners; the Company’s ability to predict and control costs; changes in laws, regulations or policies affecting the Company’s business; the Company’s ability to make distributions to its stockholders in the future; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended; impairments and declines in the value of the collateral underlying the Company's investments; changes in the benefits the Company anticipates from the acquisition of Constructive Loans, LLC; the Company's ability to effectively integrate Constructive Loans, LLC into the Company and the risks associated with the ongoing operation thereof; the Company's ability to manage or hedge credit risk, interest rate risk, and other financial and operational risks; the Company's exposure to liquidity risk, risks associated with the use of leverage, and market risks; and risks associated with investing in real estate assets and/or operating companies, including changes in business conditions and the general economy, the availability of investment opportunities and conditions in markets for residential loans, mortgage-backed securities, structured multi-family investments and other assets that the Company owns or in which the Company invests.

These and other risks, uncertainties and factors, including the risk factors and other information described in the Company’s reports filed with the SEC pursuant to the Exchange Act, could cause the Company’s actual results to differ materially from those projected in any forward-looking statements the Company makes. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For Further Information

AT THE COMPANY
Investor Relations
Phone: 212-792-0107
Email: InvestorRelations@nymtrust.com